Exhibit 99.2

OCTOBER 17, 2019 CORPORATE PRESENTATION

FORWARD LOOKING STATEMENT

MAGELLAN
GOLD CORPORATION

Cautionary Note Regarding Forward Looking Statements:
Statements made regarding matters which are not historical facts, are "forward looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These include statements regarding plans to acquire advanced or operating properties primarily in Mexico; the Santa Maria Project, including efforts to start mining activities; the El Dorado project, including efforts to define a resource; the Silver District property, including the possibility of the property providing a future source of material for processing; the SDA Plant located in Nayarit, Mexico, including efforts to secure feed for the plant, and plans of expanding the SDA plant to include an oxide circuit with tailing pond; Magellan's business strategy; and financial plans and projections. These statements are subject to risks and uncertainties, including, but not limited to, lower than anticipated revenue from processing material at the SDA plant, fluctuation in metal prices, fluctuations in operating costs; reasonability of the economic assumptions at the basis of the results associated with Magellan's project analysis; changes in interpretations of geological, geostatistical, metallurgical, mining or processing information and interpretations of the information resulting from future exploration, analysis or mining and processing experience; new information from drilling programs or other exploration or analysis; unexpected variations in mineral grades, types and metallurgy; fluctuations in silver and gold metal prices; failure of mined material or veins mined to meet expectations; increases in costs and declines in general economic conditions; fluctuations in exchange rates and changes in political conditions, in tax, royalty, environmental and other laws in Mexico and the United States; financial market conditions and the availability of external financing, if required.

Exploration Results:
This presentation includes information regarding selected drill and sampling results on some of our exploration properties. Complete drill and sampling results may be viewed by visiting our website at www.magellangoldcorp.com.

Cautionary Note to U.S. Investors Regarding Estimates of Measured, Indicated and Inferred Mineral Resources:
Certain terms in this presentation, such as "measured", "indicated" and "inferred" mineral resources, are defined in and required to be disclosed by NI 43-101. We advise U.S. investors that these terms are not recognized under the SEC Industry Guide 7. Accordingly, the disclosures regarding mineralization in this presentation may not be comparable to similar information disclosed by Magellan Gold Corp in the reports it files with the SEC. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. US investors are cautioned not to assume that any or all of the mineral resources are economically or legally mineable or that these mineral resources will ever be converted into mineral reserves. In addition, the SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as in-place tonnage and grade without reference to unit amounts. U.S. investors are urged to consider closely the disclosure in our Form 10-K and other SEC filings. You can review and obtain copies of these filings from the SEC's website at http:www.sec.gov/edgar.shtml.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 2

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 3 ▪ Magellan Gold Corporation (OTCQB: MAGE) is a US public enterprise focused on acquiring near term production mining properties. ▪ Magellan’s experienced management team is capable of successfully executing the Company’s goals. ▪ Magellan has an agreement to acquire the Santa Maria Project in Parral, Chihuahua, Mexico. Magellan expects metal production from this facility in 1H2020. ▪ Magellan currently controls two other properties: a silver rich sulphide property in Arizona, and a gold - silver sulphide property in Nayarit, Mexico. ▪ Magellan acquired the 100+ tpd Flotation Processing Plant, in San Dieguito de Ariba, Nayarit, Mexico. OVERVIEW

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 4 SANTA MARIA • High grade underground silver - gold mine located in the mining friendly jurisdiction of Chihuahua, Mexico. • 43 - 101 PEA completed in November 2018 by Tetra Tech. • The mining and processing of mineralized material can start quickly. • Significant vein structures within the property provides future exploration and mining opportunities. NEAR TERM PRODUCTION OPPORTUNITY

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE • A $1,000,000 payment upon closing the option agreement with Golden Minerals • An NSR royalty of 6.5 - percent until $3,000,000 in royalty has been paid to Golden Minerals • Followed by an NSR royalty of 3.0 - percent for the remainder of the project life • The agreement includes a two - kilometer “Area of Interest” clause 5 PROPERTY AGREEMENT WITH GOLDEN MINERALS

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 43 - 101 TECHNICAL REPORT • Potential Mineable Resource: 308,021 diluted tonnes at an average grade of 397 - gpt Ag Eq; • Planned mine life: 5 - years at 165 to 256 tpd; • Metal Prices Used (per oz.): $1,238 Au, $16.63 Ag; • Post Tax Net Present Value (NPV5%): US$10.6 million, IRR: 159%; • Payback (Post Tax): 10 months; and • Taxes: US$1,395MM 6 43 - 101 PRELIMINARY ECONOMIC ANALYSIS

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 7 Chihuahua Durango • The Santa Maria property is located near the Parral district in southernmost Chihuahua State, Mexico. Santa Maria is located 19 kilometers southeast of the town center of Santa Barbara and approximately 39 kilometers from the town center of Parral, a moderate sized, full service regional center of commerce. • The property is accessed by 15 kilometers of unpaved road from the highway to Santa Barbara. Legal access to the concessions are granted through an agreement between the concession holder, a private ranch owner and Mancomun Chicanaya Los Solices. PROPERTY LOCATION

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 8 Title and Ownership The claims comprising the Santa Maria property are privately held. We hold the right to acquire the property under two separate option agreements representing the total concessions that comprise the 101 - hectare project claim group. CURRENT CLAIM BLOCK

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 9 SURFACE AREA GEOLOGY

RESOURCE DESCRIPTION and STATEMENT

MAGELLAN
GOLD CORPORATION

The Santa Maria vein deposit is hosted in Cretaceous Mescalera Group sediments associated with Tertiary felsic dikes and partially covered by post-mineral basalt. Two distinct veins have been recognized and modeled. The main Santa Maria vein averages 1.5 meters in thickness, strikes east-west and dips north at about 65 degrees. The secondary vein is a hanging-wall split and averages about 0.5 meters in width with a south dip. The veins are epithermal quartz veins characterized by low temperature chalcedonic quartz in the near surface portions and commonly with a healed brecciated texture. Sphalerite and galena are observed in portions of the vein with amounts generally increasing with depth. Oxidation of the vein is observed to about 75 meters depth in most areas; in the eastern extension of the vein the depth of oxidation increases to more than 200 meters below surface.

CATEGORY 180-gpt Ag Eq. Cutoff	TONNES	GOLD Oz.	SILVER Oz.	Ag-Eq. Oz.	GOLD GRADE gpt	SILVER GRADE gpt
Measured	42,000	1,120	366,000	459,000	0.83	271
Indicated	170,000	5,680	1,590,000	2,061,000	1.04	291
Inferred	261,000	7,550	2,280,000	2,907,000	0.90	272

NOTE: 43-101 Resource and PEA report published September 2018 by Golden Minerals. Au:Ag Ratio used is 83.0.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 10

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 11 • There are three toll mills in the Parral area; the mills are equipped with flotation and CN - Leach circuits. • Two studies have been performed on the Santa Maria material: – RDI Denver, CO (2017) - Standard test parameters • CN - Oxides Extraction: Au – 78.5% to 88.2%, Ag – 61.5 to 79.0% • CN - Mixtos Extraction: Au – 65.7%, Ag – 78.5% • Flotation Mixtos: Au – 60.6%, Ag – 81.2% • Flotation Sulfides: Au – 89.9%, Ag – 95.8% – GM Velardena 1 , DGO (2019) – Focus on grind size and cyanide usage • CN - Oxides Extraction: Au – 88.4%, Ag – 90.1% • CN - Mixtos Extraction: Au – 83.4%, Ag – 85.7% • CN - Sulfides Extraction: Au – 61.7%, Ag – 69.9% 1. The GM Velardena laboratory is not a commercial facility. METALLURGICAL TESTING

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 12 • Property commercially operated in the 1940’s (no production data). • 2015 Test mining – 2,600 tonnes of 500 - gpt Ag and 0.9 - gpt Au – Produced 100 - tonnes of concentrate; 43,000 - oz. of Ag and 78 - oz. of Au • 2016 Test mining – 4,500 tonnes of 235 - gpt Ag and 0.7 - gpt Au – Produced 100 - tonnes of concentrate; 35,000 - oz. of Ag and 101 - oz. of Au NOTE: Grades and quantities are approximations and based on available historic information . PAST UNDERGROUND MINING

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 13 • Commercial production possible within six - months of funding • Both flotation and leach processing used to treat the material • PEA Estimated total operating costs of US$94.65 per tonne • 218 - tpd final mining rate • Recovered metal production from initial five years at 6.1k - oz. of gold and 2,703k - oz. of silver PEA OPERATING PLAN SUMMARY

POSSIBLE MINE PLAN MODIFICATIONS

MAGELLAN GOLD CORPORATION

J. Thompson, MMSA QP Mining, has reviewed the Tetra Tech mine plan and determined :

- Sublevel accesses in place of laterals will reduce the mining cost
- Resue mining will yield less tonnes and a higher ROM grade
- Resue mining reduces the processing and haulage cost
- Smaller equipment used by the resue method reduces the capital cost

CATEGORY	TETRA TECH PEA	J. THOMPSON MODIFICATION	PERCENT DIFFERENCE
Plan Tonnes	308,000	215,000	-30%
ROM Grade (Ag Eq.)	396	496	+25%
NSR/tonne	$145.96	$166.22	+14%
LOM Property/Royalty Cost	$100k	$3,665k	n/a
LOM Operating Cost	$31,082k	$23,946k	-23%
LOM Capital Cost	$1,811k	$1,069k	-41%
LOM Pre-Tax Cash Flow	$10,667k	$9,555k	-10%
Pre-Tax Cost/oz. (Ag Eq.)	$8.42	$8.36	0

NOTE: The Tetra Tech 43-101 capital and development costs were adjusted to enable an "apples to apples" comparison to the modified plan identified by Mr. Thompson.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 14

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 15 YEAR ONE: STARTUP AND INITIAL EXTRACTION » $4.00M Required in Funding to establish the infrastructure, mine site and get to sustainable production » The mine extraction ramps up from 38 - tpd to 170 - tpd » Commercial production should occur in the first half of the year » $2.85M in revenue is anticipated from processing extracted material during the first year ID Task Name Q1 20 Q2 20 Q3 20 Q4 20 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 3 Pre-Production, Establish Site, Mobilize Equipment 4 Mine Development 5 Mine Operating Costs, Toll Mill Charges, G&A, Royalty Payments 7 Revenue From Processing 1 Required Funding Secured 6 LOC Working Capital Secured 2 Option Payment to Golden Minerals

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 16 SANTA MARIA LONG TERM POTENTIAL • The Santa Maria vein is open down dip and east along strike • Exploration potential of: • Other veins within current claim block • the surrounding region • A mill at the project site will reduce the processing cost and eliminate the haulage cost • Successful exploration would: • Increase the production rate and mine life • Justify building a mill on - site

SILVER DISTRICT: HISTORY and LOCATION

MAGELLAN GOLD CORPORATION

- The Silver District was discovered in 1862. Historic recorded production during 1883-1893 was 1.56 million ounces silver and 2.3 million pounds lead[1]. This production came mainly from underground operations at the Red Cloud and Clip mines.

- From 1973-1992, New Jersey Zinc Company and Orbex Minerals Ltd and its successor companies drilled 465 shallow holes for an aggregate length of 62,866 feet, conducted metallurgical test work and carried out scoping studies. **A historic estimate completed in 1991[1]** estimated there is approximately 3,500,000 tons of material grading at 4.46 opt silver material on the properties.

- In 2014, Magellan drilled 3 holes, one of which was designed to confirm results of historic drilling. Magellan core hole PA-1 at the Papago deposit intersected 90 ft grading 6.05 opt silver. which compares favorably to the historic RC hole result of 90 feet grading 5.78-opt silver.

1. Summary Report Silver District La Paz County, AZ, Columbus Silver Corp, J. Prochnau & Co., 25-Jul-2010







EXPLANATION
BLM Lands/Wilderness Area
State Lands
National Wildlife Refuge
U.S. Military Reservation
0
10
MILES
TRIGO MTNS.
COLORADO RIVER
SILVER DISTRICT
CLIP
RED CLOUD
BLACK ROCK
ARIZONA
Kingman
Phoenix
Morenci
Ajo
Tucson
AREA OF DETAIL
CHOCOLATE MOUNTAINS
Martinez Lake
CARGO MUCHACHO MTNS.
Imperial Dam
Southern Pacific Railway
CALIFORNIA
ARIZONA
Dome Valley
GILA
RIVER
To San Diego
I-8
CALIFORNIA
MEXICO
YUMA
95
To Phoenix
To Tucson
MEXICO
ARIZONA
N

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 17

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 18 SDA PLANT: DESCRIPTION ▪ Two product differential flotation plant – fully operational and permitted. ▪ 10 Years of operating history processing internally mined material and toll processing third party material. ▪ Current processing capacity of 100 to 150 tonnes per day, depending on the required grind. ▪ Plant laboratory capable of processing 50 samples per day. ▪ The plant and laboratory can be staffed for a 24 - hours per day, seven - days per week operation.

EL DORADO: AU-AG MINING CONCESSION

MAGELLAN
GOLD CORPORATION

- Signed agreements to acquire 50-hectare El Dorado mining concession, and the Minetas Ejido for land usage.
- The project is located 50 km south of SDA Mill.
- Historical production of high grade Au-Ag material from epithermal veins at El Hundido and El Dorado mines. Past metallurgical results indicate the material is amenable to floatation yielding a bulk concentrate.
- Drilling 2010-2011 along strike from the old mines identified new mineralized material with interesting grades and widths, which may support an underground mining system.
- Initial strategy indicates that the mine could supply feed to the SDA flotation plant.
- The El Dorado vein system extends over 3-kilometers along strike and offers additional exploration upside. Targets include high grade narrow veins and lower grade bulk-stockwork zones.







WWW.MAGELLANGOLDCORP.COM
OTCQB: MAGE
19

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 20 METALS: METAL PRICE AND MINING STOCKS ▪ Growth vs. Hedge – The gains in mining stocks can largely outpace the increase of precious and base metals prices. ▪ Fundamental understanding – The literature and data made public by mining companies allows investors to make a more educated decision. ▪ Dividend potential – Some companies pay a dividend, which is a reinvestment opportunity; physical metals do not pay the holder a dividend. ▪ Managerial maneuvering – Buying mining stocks allows you to benefit from the decisions of experienced management. Physical metals have no driving force other than macroeconomic factors.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 21 EXPERIENCED MANAGEMENT David Drips, President, CEO and Director A graduate of Colorado School of Mines, BS Mining Engineering, with over 45 years of experience in the mining and contracting industries . Mr . Drips has experience with the operation of underground and surface mines, flotation, SX/EW and hydro - metallurgical plants . David has worked at projects in ten foreign countries, managing the business units, and dealing with foreign labor unions in some cases . Mr . Drips has worked with Hecla, Pan American Silver, Endeavour Silver, KORES Boleo Project, and Golden Minerals . John Power, Director John C . Power, co - founder and director of the Company, has served in senior capacities since the Company’s inception in 2010 . Mr . Power has 30 years experience in managing public and private companies across diverse industries including mining, oil and gas, real estate, broadcasting and a closed - end mutual fund . Mr Power also is president and a director of Athena Silver Corporation (OTCBB : AHNR) and serves as co - manager of Silver Saddle Resources, LLC . , a private exploration company . Mr . Power attended Occidental College and the University of California at Davis . Peter Nesveda , VP of International Investor Relations Mr. Nesveda brings over 30 years plus of investor relations and corporate affairs experience having worked with in excess of 100 public and private companies worldwide. Mr. Nesveda has represented more than forty Resources Companies worldwide varying from micro cap explorers through to mature US billion dollar and market cap producers of gold, silver, nickel, iron ore, fertilizer, copper, coal and minerals sands. Mr. Nesveda has assisted in numerous mergers, acquisitions, takeovers and has experience in resources, disruptive technology, the service sector and over the last five years has helped to launch brand new companies operating in completely new sectors of business.

MANAGEMENT: PAST SELECTED PROJECTS

MAGELLAN
GOLD CORPORATION

- **Boleo:** Finished the construction, commissioned, started and brought to static production the \$2.7-billion Cu, Co, Zn SX/EW plant and infrastructure, which included a 2,400-tpd H_2SO_4 plant, 700-tpd SO_2 plant, and 80-MW in energy plants. Annual operating budget of \$200-million.
- **Velardeña:** Completed over \$12-million of mine development and plant upgrades which resulted in nearly doubling the mines head grade, increasing the mines output by 25-percent, and increasing the recoveries in the plants by more than 30-percent.
- **Jerritt Canyon:** \$47-million in plant and mine modifications to comply with government agencies and increased the gold recovery from 79 to 86-percent.
- **Guanacevi:** Increased the mine head grade from 330 to 410-gpt Ag and increased the overall plant recovery from 72 to 80%.
- **La Colorada:** Increased ore production by 71-percent, mine development by 400-percent, and the mine head grade from 350 to 540-gpt Ag.
- **Nuestra Senora:** Assisted in raising \$16-million (2003), construction of mine and surface facilities, and completed initial 3-product flotation plant design.
- **Julietta:** Constructed \$48-million underground mine, plant with tailing facility, and remote project infrastructure – completed on schedule and as budgetted.
- **La Camorra:** Using less than \$10-million in capital; the mine development increased by 325-percent, and the average head grade from nine to 31-gpt.

➢ **And most importantly: The safety statistics and safety culture was greatly improved at each of the projects and operations managed by the men who are Magellan's leadership.**

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 22

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 23 INVESTMENT SUMMARY x Magellan Gold Corp is a junior mining company focused on acquiring and operating properties that will yield near term metal production. x Magellan’s management team has extensive experience in developing and advancing mineral assets. x Magellan will become a metal producer with the acquisition and operation of the Santa Maria Mine . x The Santa Maria property provides an opportunity of growth through exploration. x Magellan recently strengthened its balance sheet through the conversion of $2.5M in debt into Preferred Stock.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 24 CAPITAL STRUCTURE Trading symbol : Trading range (52 weeks) : Market capitalization ($2.00) : Shares issued & outstanding : Shares fully diluted : Warrants : Stock Options: Convertible Note Shares : Largest shareholder (individual): Management : MAGE (OTCQB) $0.80 to $3.80 $7.25 million 3.625 million 7.00 million 300k, $1.00, expiration October 31, 2019 300k, $3.00, expiration October 31, 2019 72k, $2.00, expiration 2027 375k, $1.00 & $1.25, convertible in 2019 40.5% 21.5% MAGELLAN GOLD CORPORATION

MAGELLAN

GOLD CORPORATION

OTCQB: MAGE

www.magellangoldcorp.com

David E Drips, President & CEO
contact@magellangoldcorp.com